SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
             (on behalf of Public STEERS(R) Series 1998 F-Z4 Trust) (Exact name of registrant as specified in its charter)

 Delaware                           333-29015                    13-3891329
(State or other                    (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)

        World Financial Center,
          New York, New York                                      10281
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000



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                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On June 24, 1998, Public STEERS(R) Series 1998 F-Z4 Trust, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued an additional $21,383,000 initial principal amount of Class A Trust Certificates and $25,000,000 principal amount at maturity of Class B Trust Certificates.

                  In connection therewith, the Depositor entered into a Public STEERS(R) Amended and Restated Series 1998 F-Z4 Supplement, dated as of June 24, 1998 (the "Amended and Restated Supplement"), by and between the Depositor and United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary. The Amended and Restated Supplement replaces the Public STEERS(R) Series 1998 F-Z4 Supplement, dated as of May 20, 1998 (the "Supplement"), by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.



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                                        3

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

4.2 Amended and Restated Public STEERS(R)Series 1998 F-Z4 Supplement, dated as of June 24, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New
                    York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.



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                                        4

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:             June 24, 1998             By: /S/ BARRY N. FINKELSTEIN
                                                --------------------------------
                                                    Name:  Barry N. Finkelstein
                                                    Title: Secretary





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                                        5

                                INDEX TO EXHIBITS


Exhibit No.                           Description
-----------                           -----------

4.2 Amended and Restated Public STEERS(R)Series 1998 F-Z4 Supplement, dated as of June 24, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.



(R)        "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.